UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Shimmick Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41867	84-3749368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Technology Drive Suite 300 Irvine, CA		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 723-2021

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SHIM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Shimmick Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders for the purposes of (i) electing six director nominees named in the Company’s 2024 Proxy Statement as directors of the Company to serve for a one-year term expiring at the 2025 annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2025; and (iii) to elect Peter Kravitz as a director for a one-year term expiring at the 2025 annual meeting of stockholders. The final results of the stockholder vote are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the persons listed below as directors for one-year terms expiring at the Company’s 2025 annual meeting of stockholders and until his or her successor is elected. The following six directors were elected by the votes shown below.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mitchell B. Goldsteen	23,633,340	361,132	99	1,044,099
Steven E. Richards	23,641,034	353,411	126	1,044,099
Carolyn L. Trabuco	23,977,030	17,442	99	1,044,099
Geoffrey E. Heekin	23,642,747	351,633	191	1,044,099
J. Brendan Herron	23,641,056	353,416	99	1,044,099
Joseph A. Del Guercio	23,642,728	351,744	99	1,044,099

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2025. The selection was ratified by the votes shown below.

FOR	AGAINST	ABSTAIN
35,022,773	13,642	2,255

Proposal 3 – Election of Additional Director

The Company’s stockholders elected the person listed below as a director for a one-year term expiring at the Company’s 2025 annual meeting of stockholders and until his successor is elected. The following director was elected by the votes shown below.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Peter Kravitz	23,201,486	336,400	456,685	1,044,099

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shimmick Corporation

Date: June 28, 2024	By:	/s/ John Carpenter
John Carpenter
Executive Vice President & General Counsel